Exhibit 99.1

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Asterisks denote omissions.

September 2 , 2005

Hoffmann-La Roche Inc.

340 Kingsland Street

Nutley, NJ 07110

F. Hoffmann-La Roche Ltd.

Grenzacherstrasse 124

CH-4070 Basel, Switzerland

Re:	Letter of Amendment relating to the Development and Licensing Agreement between Hoffmann-La Roche Inc. and F. Hoffmann-La Roche Ltd. (collectively “Roche”) and Trimeris, Inc. (“Trimeris”) dated July 1, 1999 (the “Agreement”).

Dear Sirs:

The purpose of this Letter of Amendment is to clarify certain obligations relating to the manufacturing and inventory management of FUZEON under the Agreement, and to amend the Agreement according to the understandings contained herein. The items discussed in this Letter of Amendment pertain only to FUZEON and activities related to the USA and Canada. The items to be addressed in this Letter of Amendment are the following:

•	Pre-launch inventory carrying costs

•	Responsibility for stock volume decisions

•	Financial responsibility for write-offs of expired Product

•	Capital contribution schedule and calculation methodology regarding the original Boulder facility for enfuvirtide manufacturing

•	Methodology for the allocation of variances

•	Usage of Fuzeon manufacturing equipment in Boulder for other products

•	Payment of outstanding manufacturing milestone

•	Provision of manufacturing and inventory documentation

•	Currency Conversion

Both parties acknowledge that this Letter of Amendment is based upon the facts and circumstances known to the Parties at the current time. Both Parties agree to negotiate in good faith any modifications or additions to the items addressed in the Letter of Amendment in the event the facts or circumstances forming the basis of this Letter of Amendment either are determined to be in error or materially change in the future.

I. FUZEON pre-launch inventory carrying costs

A carrying cost of the FUZEON pre-launch inventory for the United States and Canada (defined as material manufactured for commercial sale from the start of validation of the Boulder facility (summer 2002) through approval in the United States (March 13, 2003)) will be assessed and divided equally between Roche and Trimeris (“Carrying Cost Charge”).

The attached Appendix A indicates the methodology to determine the value of the pre-launch inventory for the United States and Canada ($[**] million) and the schedule of the monthly carrying costs. The interest rate to be applied to this pre-launch inventory carrying cost will be [**]% per annum. The total Carrying Cost Charge that will be shared equally by the parties is $[**] with each party paying $[**]. As shown in Appendix A, the pre-launch inventory was depleted before the end of April 2004, therefore, the total amount of the Carrying Cost Charge is due and payable with the Q2 2004 reconciliation payment. Roche acknowledges this payment. No additional carrying charges related to “Inventory Costs” or other Fuzeon inventory will be assessed in the future to Trimeris beyond what is identified in this Letter of Amendment.

II. Responsibility for FUZEON production volume decisions

Roche will be responsible for all decisions regarding manufacturing volumes.

Roche has responsibility for write-offs of all aspects of the manufacturing supply chain moving forward from the execution date of this Letter of Amendment. This includes raw materials, fragment intermediates, Bulk Product and Finished Product, including any third party contracts associated with such manufacturing supply chain including water for injection for the US. However, this provision does not apply to the materials noted below which are already in inventory at Roche, intended to be sold in the USA and Canada, as those materials have been purchased based on mutually agreed Fuzeon sales expectations. The following actions will be taken by both parties on those materials.

a) Raw materials of the API

Roche will provide the JSC with a manufacturing plan covering the utilization of raw materials currently in inventory. This manufacturing plan will describe the planned conversion of such raw materials to fragment and fragment intermediates into API. The JSC will be responsible for monitoring the progress of the manufacturing schedule against the plan and will make final decision on the future usage or write-off of the material. Since both parties are equally responsible for decision making concerning the manufacturing plan, the costs of the decisions including possible write-offs for material for the US and Canada are to be shared equally between Roche and Trimeris.

b) Water for Injection in US and Canada

Both parties agree that the expiration date of water for injection shall not be earlier than the expiration date of Product in a finished kit. Therefore, write-offs of water for injection, because of the short remaining shelf-life of the water for injection, currently in inventory at Nutley will be a shared expense.

III. Financial responsibility for write-offs of expired Product

Roche will be responsible for any write-offs of Product (Active Pharmaceutical Ingredient, lyophilized vials, and finished kits) due to shelf-life, which has never been sold. Expired Product will be valued at the standard cost plus revaluations and variances allocated to the expired Product.

In the event that a kit sold with remaining shelf life of at least 12 months, is returned from a wholesaler or pharmacy due to shelf-life, the write-off shall be a shared expense. The returned finished kits will be valued at the standard cost plus revaluations and variances. In addition, sales or the return reserve of the collaboration shall be reduced by the credit issued back to the wholesaler or pharmacy for the product return. In the event a kit is sold following execution of this agreement with less than 12 months of remaining shelf life, and the same kit is returned from a wholesaler or pharmacy due to shelf life, the write-off shall be a Roche only expense. The analysis and any necessary corresponding reconciliation will take place once per calendar year, within the 1st month for the preceding year, unless Trimeris and its outside auditors determine, based on materiality to Trimeris’ financial statements, that a quarterly reconciliation is warranted. Any monies due Trimeris as a result of such returns will be credited to Trimeris in the next scheduled quarterly collaboration Profit and Loss Statement and payment will be made (or credit taken against monies due Roche) at the next scheduled payment date.

The reservation fee at [**] for not purchased lyophilized vials in 2004 will be a shared expense and released to the collaboration P&L in the quarter Roche will receive the invoice from [**].

IV. Capital contribution schedule and calculation methodology regarding the original Boulder facility for enfuvirtide manufacturing

This section pertains only to the reimbursement of capital costs spent on the initial construction/modification of the Boulder facility (the construction costs for the construction as described in CA6772 (attached as Exhibit 1) plus supplements describing the original plant engineering and construction plus the de-bottlenecking activities and CA16408 (attached as Exhibit 2) describing the installation of the 1 meter column purification system plus the installation of a low pressure column within CA7474 (attached as Exhibit 3) (“Capital Costs”). Trimeris will pay its share of the Capital Costs according to an accelerated schedule of seven years. The seven year schedule shall begin in the second half of 2002. Trimeris will pay all amounts due under this schedule through June 30, 2004 with the regular Q2 2004 reconciliation payment. Roche acknowledges this payment. Trimeris will make the remainder of the payments in the regular quarterly reconciliation for the remainder of the seven years.

With respect to Capital Costs, the calculation of the annual payment shall be as follows:

Total Agreed Capital Costs (“TACC”)

¯
Less Terminal Value (Terminal Value = [**]) gives the total amount to be depreciated

¯
The United States/Canada share is [**]% of the total amount (reviewed and adjusted annually as described below)

¯
Trimeris’ share is 50% of United States/Canada portion

¯
Annual charge to Trimeris will be the Trimeris’ share divided by seven years.

This charge will be reduced by depreciation of Capital Cost charged to the collaboration profit and loss statement (P&L) via cost of sales (units sold in the USA and Canada times the standard cost plus allocated variances and revaluation of the sold units). The quarterly depreciation related to Capital Cost will be charged to the collaborations P&L for seven years, starting July 2002 and ending June 2009 in equal portions per quarter. In addition, any depreciation of Capital Cost included in the standard cost will be treated as a positive variance to avoid double charging of the depreciation of Capital Cost. This credit will be made until all Capital Costs have been depreciated and the standard cost does not include any depreciation of Capital Cost. See Appendix B for an illustration.

Currently the allocated US/Canada share is calculated at [**]%, however, this will be reviewed on an annual basis using sales data for the previous 4 calendar quarters (Jan. – Dec.). If the ratios change by >5%, e.g. up to [**]% or down to [**]%, then the US/Canada share will be adjusted accordingly and used for all calculations going forward. The review and adjustment will occur within 60 days from the end of the previous calendar year; any adjustments to the US/Canada allocation percentage shall remain in effect until adjusted further as described herein.

In the event that Boulder stops all production of either solid-phase, solution phase, or purification phase, both Parties agree to negotiate in good faith any modifications or additions to the items addressed in section IV of the Letter of Amendment.

V. Methodology for the allocation of standard cost variances

In general for purposes of allocating standard cost variances, the production volume will be broken down into two component parts that will have the appropriate standard manufacturing cost assigned for each part. Boulder production volumes will be valued as finished API while Nutley, Basel, and Canada production volumes will be valued as finished kits. If necessary, allocation will be as follows:

a.	Boulder inventory – [**]% for US and Canada

b.	Nutley inventory – [**]% for US

c.	Basel inventory – [**]% for Canada

These percentages will be reevaluated on an annual basis as for the accelerated depreciation (section IV).

1.	Variances associated with API or kits manufactured will be allocated on an equivalent unit basis to be calculated for each year of production. Release of those variances to the P&L of the collaboration will be according to the actual sales/write-offs/usage for US and Canada. The allocation will be reviewed annually with adjustments as needed. See model for calculations in Appendix C, attached.

2.	For the 2002 variances associated with the production of API at Boulder, a one time only calculation will be performed due to a significant difference in the actual cost of the API compared to the standard cost. This one time variance charge has been paid by Trimeris and Roche acknowledges this payment. Details of this calculation are provided in Appendix D, attached.

VI. Usage of Roche owned Fuzeon equipment and facilities in Boulder for other products

The Roche equipment and facilities established for the manufacture of Fuzeon (the “Facility”) have been agreed upon under the assumption that the Facility would be utilized at its full capacity solely for the manufacture of Fuzeon. Since the full utilization of the Facility may not be needed for the manufacture of Fuzeon, the option exists for Roche, having sole responsibility for all decisions regarding manufacturing volumes as stated in this Letter of Amendment, to consider manufacturing other products in the Facility in order to increase its utilization, and thereby decrease possible negative volume variance charges that would have otherwise been attributed to Fuzeon if the facility remained underutilized.

The normal Roche manufacturing cost calculation method results in an allocation of the depreciation of the equipment and facilities, the personnel cost, other overhead cost, (etc.) in the Facility to a product manufactured in the Facility over a specified period of time. Running the Facility below capacity may lead to a negative volume variance attributed to Fuzeon. Therefore, the reduction or elimination of the negative volume variances for the Facility resulting from the manufacturing of alternative products should serve as a positive incentive to bring other products into the Facility, assuming that the timely manufacturing of Fuzeon to meet forecast demands is not negatively compromised.

In the event that Roche desires to manufacture another product in the Facility in order to increase its utilization, Roche has the option to present to Trimeris a proposal detailing the proposed impact of such alternative manufacturing campaign on the utilization of the Facility prior to initiating such manufacturing campaign. This proposal shall include the effect on future Fuzeon volume variances (positive or negative), proposed Facility rent charges/credits and any additional costs required to prepare the Facility for manufacturing such alternative product for the duration of the proposed alternative manufacturing campaign (including start-up and shut-down/cleanup periods). Roche and Trimeris agree to negotiate expeditiously and in good faith, to determine whether the parties can reach agreement on the financial impact of such alternative manufacturing campaign on the Collaboration. Such negotiations will also include the terms and conditions under which the Collaboration may be charged for costs, versus those costs that are unique to Roche and should be borne solely by Roche. An example of costs borne solely by Roche could be exemplified by, but not limited to, the purchase of a specific piece of equipment necessary for the manufacture of the alternative product at this Facility. The degree of cost sharing, benefit of use of the Facility and its financial impact on the Collaboration shall be determined on a case by case basis.

In the event that Roche and Trimeris cannot reach agreement in writing on the terms and conditions of a proposed alternative manufacturing campaign within 30 days of initiating such good faith negotiations, or Roche has opted not to seek any cost sharing with Trimeris, Roche shall have the right, in its sole discretion, to initiate such alternative manufacturing campaign if it so chooses. In this case, the Collaboration shall directly benefit from the use of the Facility for such alternative manufacturing campaign through a reduction of negative Fuzeon volume variances, and be credited for rent charges in proportion to the percentage of the Facility being utilized. For clarity, in no instance should the financial impact of such alternative manufacturing campaign on the Collaboration be worse (i.e. cost more) than if the alternative manufacturing campaign was not initiated by Roche.

The manufacturing cost calculation considers depreciation charges in-line with the Roche depreciation method and not the accelerated depreciation as agreed in section IV of this document. The effect of using the Facility to manufacture another product on the accelerated depreciation charge is considered by a rental fee. The rental fee shall be applied to the use of the Facility for manufacture of other products from July 2002 onward. For illustrative purpose, the following calculation could be used as a guideline to calculate the rental fee as shown in the table below.

[,000 USD]
Annual accelerated depreciation over 7 years for USA/Canada:		[**]
Depreciation included in 2004 standard cost	[**]
[**]% of depreciation included in 2004 standard cost		[**]

Annual difference		[**]

Percentage of Capital Cost invested for solid and solution phase	[**]%
Percentage of Capital Cost invested for purification phase	[**]%

Monthly rental fee for usage of solid phase equipment (plant 3 T-20)		[**]
Monthly rental fee for usage of solution phase equipment (plant 3 T-20)		[**]
Monthly rental fee for usage of purification equipment (North Pilot Plant)		[**]

The rental fee will be credited to the collaboration P&L in the quarter the other product is using the Facility. In no event shall the production of another product in the Facility result in costs to the collaboration greater than having the Facility produce nothing at all.

On June 30, 2009 the accelerated depreciation of the Facility will end. In the first half of 2009 both parties will negotiate in good faith the rental fee to be applied to the period covering July 1, 2009 to June 30, 2016. The total rental fee paid up to June 30, 2009 will be considered to determine the new rental fee, to make sure that over the total 14 years the credit to the collaboration represents the usage of the Facility by Roche for other products.

In the event that Roche wants to transfer any equipment of the Facility to another Roche site or wants to sell the equipment, Trimeris has to approve the removal or sale. Trimeris approval will not be unreasonably withheld. In addition, both parties will in advance negotiate in good faith and agree on the financial implications of the removal or sale.

VII. Provision of manufacturing and inventory documentation

The following reports will be handed over by Roche to Trimeris from and after the first full quarter following execution of this agreement to support Trimeris in understanding the figures.

Number	Report	Due date
Q1	Trimeris Fuzeon Variance & Reval Expense Input Sheet of inventory year currently sold	7 Working days after quarter end

Q2	Trimeris Fuzeon Variance and Inventory Expense Calculation of inventory year currently sold	7 Working days after quarter end

Q3	Fuzeon Summary Variance & Revaluation Expense of inventory year currently sold	7 Working days after quarter end

Q4	Fuzeon P&L If parts of the P&L are prepared ahead of schedule, these will be handed over earlier to allow Trimeris more time to prepare its financial statements	7 Working days after quarter end

Q5	Fuzeon Non-Standard Production Report for Boulder	6 Weeks after each quarter end

Q6	Fuzeon Volume Variance Report for Boulder	6 Weeks after each quarter end

Q7	Fuzeon Overhead Variance Report for Boulder	6 Weeks after each quarter end

Q8	Fuzeon Labor Variance Calculation for Boulder	6 Weeks after each quarter end

Q9	Fuzeon Material Variance Calculation for Boulder	6 Weeks after each quarter end

Q10	Fuzeon Purchase Price Variance Calculation for Boulder	6 Weeks after each quarter end

Q11	Fuzeon Production Volumes	6 Weeks after each quarter end

Q12	Fuzeon Inventory	6 Weeks after each quarter end

Y1	Fuzeon Cost Build	End of January each year

Y2	Fuzeon Non-Standard Production Report for all manufacturing sites	8 Weeks after each year end

Y3	Fuzeon Volume Variance Report for Boulder	8 Weeks after each year end

Y4	Fuzeon Overhead Variance Report for Boulder	8 Weeks after each year end

Y5	Fuzeon Labor Variance Calculation for Boulder	8 Weeks after each year end

Y6	Fuzeon Material Variance Calculation for Boulder	8 Weeks after each year end

Y7	Fuzeon Purchase Price Variance Calculation for Boulder	8 Weeks after each year end

Y8	Inventory Revaluation – Fuzeon	8 Weeks after each year end

Y9	Trimeris Fuzeon Variance & Reval Expense Input Sheet of previous year	8 Weeks after each year end

Y10	Trimeris Fuzeon Variance and Inventory Expense Calculation of previous year	8 Weeks after each year end

Y11	Fuzeon Summary Variance & Revaluation Expense of previous year	8 Weeks after each year end

The format and level of detail of the different reports are shown in Appendix E.

VIII. Payment of outstanding manufacturing milestone

Roche and Trimeris agree that the Roche contribution to the reduction of the Cost of Bulk Production as outlined in paragraph 6.1(e) results in the following payments to Trimeris:

Event	United States Dollars (In Millions)
Cost of Bulk Product [**]	[**]
Cost of Bulk Product [**]	[**]

The outstanding manufacturing milestone payment of $750,000 from Roche to Trimeris shall be made upon execution of this agreement.

IX. Currency conversion

When calculating the Net Sales for countries other than the United States of America, Roche shall convert the amount of such sales in currencies other than Swiss Francs into Swiss Francs as computed in Roche’s central Swiss Francs Sales Statistics for the countries concerned, using for internal foreign currency translation Roche’s then current standard practices actually used on a consistent basis in preparing its audited financial statements. Upon converting the amount of Net Sales into Swiss Francs, Roche shall convert into US Dollars, using the YTD average exchange rate for the applicable royalty period in accordance with Roche’s then current standard practices. The same YTD average exchange rates are used for the standard cost variance conversion into USD, whereas standard cost is calculated using budgeted exchange rates.

All terms used herein shall retain their meaning as defined under the Agreement. In the event of a conflict between the terms of the Agreement and this Letter of Amendment, the terms of this Letter of Amendment shall control. Both parties agree that their respective performances hereunder will be in compliance with all applicable laws and regulations.

This Letter Amendment may be executed in any number of counterparts, each of which shall be deemed an original by all of such together shall constitute one and the same instrument. Unless otherwise stated herein, the terms of the Letter Amendment shall become effective on the date all companies have signed, and shall be prospective in nature.

Yours sincerely,

Trimeris, Inc.

By:	/s/ Steven D. Skolsky
Steve Skolsky
Chief Executive Officer

Date: 9/20/05

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Agreed:

Hoffmann-La Roche Inc.

By:	/s/ Dennis E. Burns
Name:	Dennis E. Burns
Date:	September 19, 2005

F. Hoffmann-La Roche Ltd.

By:	/s/ D.P. Moorhead
Name:	D.P. Moorhead
Date:	September 2, 2005

F. Hoffmann-La Roche Ltd.

By:	/s/ Stefan Arnold
Name:	Stefan Arnold
Date:

Exhibit List

Exhibit 1 - CA6772

Exhibit 2 - CA16408

Exhibit 3 - CA 7474

Project No: IP.020235

Capex:

Credit Application		Ident. No: 08		Date Issued: 28 April 02

Project Title: RCC T-20 De-Bottlenecking, Supplemental credit			Yellow Credit	Justification:
			☐ Green Credit	☐ New Product
Reporting Company:	Roche Colorado Corp.	Code: 2761	☐ Green Partial	☒ Capacity Expansion
Legal Entity:	Roche Colorado Corp.	Code: 21	☒ Green Supplemental	☐ Replacement/Maintenance/GMP
Location:	Boulder, Colorado	Code: L093		☐ Cost Reduction
Responsible ODG:	Pharma RX	Code: 11	☒ Purchase	☐ Safety & Environmental
Responsible DRU:	Pharma-Technical	Code: 15	☐ Rent/Lease (non-cap)
Responsible Cost Center:	Manufacturing	Code: 11311	☐ Planning
Responsible Project Manager:	C. Kaempfen	Signature	☐ Disposal

Management Summary:

Supplemental funds are required to implement scope changes for the RCC T-20 De-bottlenecking Project. Comprehensive production data has confirmed the need for additional enhancements to achieve the [**]Mt/yr. manufacturing rate. These proposed enhancements will allow us to reach this target rate by 4Q 2003.

The majority of the scope changes relate to the final purification processing step. When the T-20 De-bottlenecking Project was approved in August 2002, throughput forecasts underestimated the processing capacity requirements due to a lack of data [only the first two (2) batches had been fully processed]. As of April 2003, twenty seven (27) batches of final T-20 have been produced.

The project with its approved original scope is proceeding on schedule and is within budget.

Distribution: IA EC Original to Registration

FOR HQ ODG USE ONLY

Total Expenditures of Project	Report Curr. USD	Unit: US 1 Dollars	SFR	Unit: 1.50 Exchange Rate:
	YELLOW	GREEN	YELLOW	GREEN
A. Present Application		[**]		[**]

B. Previous Approved Credit DWH 6772/00 DWH 6772/01-07 green partials s.att.	[**]	[**]	[**]	[**]

C. Total Expenditures (A+B)	[**]	[**]	[**]	[**]

D. Additions to PPE of Total (C)	[**]	[**]

E. Payment Schedule of (C) Year 2000 – 2002 2003	[**]	[**] [**]	H. Financial Indicators:

NPV (at % disc. Rate) 1RR Payback (from begin. of project) Incremental Average Annual Running Costs
F. Project Completion Date: Month 12/Year 2003

G. Budgeted in Project. NR:		Responsible

		Local ODG/DRU Manager:	/s/ illegible	4/28/03

Director of Operations		Responsible

/s/ illegible	4/28/03 Date	HQ ODG Manager:	Dr. J. van Koeveringe /s/ J. van Koeveringe	D. Moorhead /s/ D. Moorhead
Finance & Admin. Manager

/s/ illegible	4/28/03 Date	Responsible EC Member:

Technical Experts:		Approved By:

/s/ illegible	4/28/03	(Name and Signature)	W.M. Burns
EH&S Manager	Dept. Manager	Approval Date: 10/6/03	/s/ W.M. Burns

PTEI PTET PTSA PFA CFD

Project No: RU:IP.026408

Capex: 16408

Credit Application		Ident. No: 02	Date Issued: 2 Dec 2002

Project Title: RCC 2nd HPLC column purification			Yellow Credit	Justification:
			☒ Green Credit	☐ New Product
Reporting Company:	Roche Colorado Corp.	Code: 2761	☐ Green Partial	☒ Capacity Expansion
Legal Entity:	Roche Colorado Corp.	Code: 21	☐ Green Supplemental	☐ Replacement/Maintenance/GMP
Location:	Boulder, Colorado	Code: L093		☐ Cost Reduction
Responsible ODG:	Pharma RX	Code: 11	☒ Purchase	☐ Safety & Environmental
Responsible DRU:	Pharma-Technical	Code: 15	☐ Rent/Lease (non-cap)
Responsible Cost Center:	Manufacturing	Code: 11311	☐ Planning
Responsible Project Manager:	C. Kaempfen	Signature	☐ Disposal

Management Summary:

Roche Colorado Corp. (RCC) proposes to install a larger HPLC system that will bring the purification step capacity for the API production of T20 (FUZEON) up to [**] Mt/y ([**] patients). The purification will then be in-line with the capacity of the remaining API product steps (following the completion of the De-bottlenecking project). RCC is requesting a Final Green CA totaling US $[**] Mio to implement this project.

Based on the results of 10 API batches, RCC has determined that the production purification step will be limited in to [**] mt/y due to HPLC capacity. The lower T20 crude quality (15-20% less compare to the Pilot Plant results) is directly responsible for the lower output of the purification plant. This scale-up problem is directly attributed to the lesser quality of Fragment 1, which we do not believe we can remediate, hence our request to increase our column capacity. The current demonstrated annualized rate of the present HPLC system is [**] mt/y – which will increase to [**] Mt/y following the implementation of the De-bottlenecking project (the remaining steps in the API production will be at a [**] Mt/y rate after the completion of the De-bottlenecking project).

Distribution: IA EC Original to Registration
The risk in the purification step was pointed out in the De-bottlenecking credit application submitted in August 2002 as at that point only 2 batches had been processed. It is expected that the implementation of this project will take 11 months after approval of credit application. If this credit is approved by the end of 2002 the column would be operational in December 2003. Every possible effort will be made to improve this timing in order to get additional T20 capacity earlier.

FOR HQ ODG USE ONLY

Total Expenditures of Project		Report Curr. USD	Unit: US 1 Dollars	SFR	Unit: 1.50 Exchange Rate:
		YELLOW	GREEN	YELLOW	GREEN
A. Present Application			$[**]		[**]

B. Previous Approved Credit Local Credit No.: RU:IP.026408/PL			$[**]		[**]

C. Total Expenditures (A+B)			$[**]		[**]

D. Additions to PPE of Total (C)			$[**]

E. Payment Schedule of (C) Year	2002 2003		$[**] $[**]	H. Financial Indicators: NPV (at % disc. Rate) 1RR Payback (from begin. of project) Incremental Average Annual Running Costs

F. Project Completion Date: Month 12/Year 2003

G. Budgeted in Project. NR:		Responsible

		Local ODG/DRU Manager:	/s/ illegible	12/5/02

Director of Operations		Responsible

/s/ illegible	12/5/02	HQ ODG Manager:	Dr. J. van Koeveringe	/s/ J. van Koeveringe
	Date		Dominic Moorhead	/s/ Dominic Moorhead

Finance & Admin. Manager		Responsible EC Member:	/s/ illegible

/s/ illegible	12/5/02
Date

Technical Experts:		Approved By:

/s/ illegible	12/5/02	(Name and Signature)	W.M. Burns
EH&S Manager	Dept. Manager	Approval Date: 16/12/02	/s/ W.M. Burns

PTEI PTET PTSA PFA CFD

Project No: 7474

Credit Application	Ident. No: 03 (use numbers 01-99)	Date Issued: April 20, 2001

Project Title: RCC Fusion Inhibitor Chromatography Project (T1249 & T20)			Yellow Credit	Justification:
			☒ Green Credit	☐ New Product
Reporting Company:	Roche Colorado Corp.	Code: 2761	☐ Green Partial	☒ Capacity Expansion
Legal Entity:	Roche Colorado Corp.	Code: 21	☐ Green Supplemental	☐ Replacement/Maintenance/GMP
Location:	Boulder, Colorado	Code: L093		☐ Cost Reduction
Responsible ODG:	Pharma RX	Code: 11	☒ Purchase	☐ Safety & Environmental
Responsible DRU:	Pharma-Technical	Code: 15	☐ Rent/Lease (non-cap)
Responsible Cost Center:	Tech Center Pilot Plant	Code: 113401104	☐ Planning
Responsible Project Manager:	Bill Evanko	Signature	☐ Disposal

Management Summary:

This Full Green credit application is being submitted to support the expanded production of clinical quantities of peptide fusion inhibitors, including T-20 and T-1249. This project allows for continued production of T-20 clinical materials until the T-20 commercial unit is fully operational and commercial unit shipments are made in Q1-2002. This project will allow for on-site production of additional quantities of T-20 registration material during the transition period between T-20 commercial construction and T-20 commercial operations. Approval of this credit application will allow for purification of T-20 registration materials in Q4-2001 through Q1-2002 and clinical purification of T-1249 in 2002 and 2003.

The scope includes moving existing high-pressure chromatography (HPC) equipment from the Boulder Tech Center North Pilot Plant (NPP) to Plant 2. In exchange for the existing HPC unit, the project will also provide a replacement low-pressure chromatography (LPC) concentration system for the T-20 Commercial project. Other alternatives were considered for providing a high-pressure chromatography capability, but no other option was able to meet the timing and processing requirements for T-20 clinical chromatography. This project also creates a back-up chromatography system for commercial operations.

Distribution: IA EC Original to Registration
A Yellow/Partial Green Credit Application was approved April 11, 2001 ($(**) Mio yellow, $(**) Mio green). The full green cost estimate for the project is $(**) Mio. The high-pressure clinical chromatography system will be operational in August 2001 at a capacity of 10 kg/month.

FOR HQ ODG USE ONLY

Total Expenditures of Project		Report Curr. USD	Unit: US 1 Dollars	SFR	Unit: 1.40 Exchange Rate:
		YELLOW	GREEN	YELLOW	GREEN
A. Present Application			[**]		[**]

B. Previous Approved Credit Credit No.: Local Planning Credit 7474/01 Yellow Green 7474/00 02		[**]	[**] [**]	[**]	[**] [**]

C. Total Expenditures (A+B)		[**]	[**]	[**]	[**]

D. Additions to PPE of Total (C)		[**]	[**]

E. Payment Schedule of (C) Year	2001 2002	[**]	[**] [**]	H. Financial Indicators: NPV (at % disc. Rate) 1RR Payback (from begin. Of project) Incremental Average Annual Running Costs
F. Project Completion Date:

Month 1/Year 2002

G. Budgeted in Project. NR:		Responsible

		Local ODG/DRU Manager:	/s/ illegible	4/20/01

Director of Tech Center		Responsible

/s/ illegible	4/20/01	HQ ODG Manager:	Dr. J. van Koeveringe	David Griffiths
	Date		/s/ J. van Koeveringe	/s/ David Griffiths
Finance & Admin. Manager		Responsible EC Member:

/s/ illegible	4/20/01
Date
Technical Experts:		Approved By:

/s/ illegible	4/20/01	(Name and Signature)	W.M. Burns
EH&S Manager	Dept. Manager	Approval Date: 12/5/07	/s/ W.M. Burns

POCA

Appendix A

Pre-Launch Inventory Calculation

API reserved by area per September 2003 Supply Minutes

	US API (kgs)	Basel API (kgs)	Total
2002 API	[**]	[**]	[**]
2003 API (thru 3/31/03)	[**]	[**]	[**]

Total at 3/31/03	[**]	[**]	[**]

Allocation percentage	[**]	[**]

US Only Calculation at 3/31/03

	2002 API (kgs)	2003 API (kgs)	30 packs (each)	Kits (each)
Per Above	[**]	[**]

Less API converted to vials by 3/31/03 (per Supply Minutes)		[**]	[**]	[**]

Total inventory at 3/31/03	[**]	[**]	[**]	[**]

Standard cost per unit	[**]	[**]	[**]	[**]

Total Value	[**]	[**]	[**]	[**]	[**]

API Allocated to Canada per December 2002 DPT Minutes

2002 API (kgs)
API allocated	[**]
Standard cost per unit	[**]

Total Value	[**]

Grand Total Value

US	[**]
Canada	[**]

Total	[**]

Pre-Lauch Inventory Calculation

Launch Stock and Inventory Cost calculation

Inventory value of Product at approval @ 2003 Std. [k USD]	[**]
Cost of Capital	[**]

	Sales USA [Kits]	Sales Canada [kits]	USA 2003 Std. [USD/kit]	Canada 2003 Std. [USD/kit]	COGS [k USD]	Remaining Launch Stock at end of month [k USD]	Cost of Capital charge [k USD]
March 2003	[**]		[**]	[**]	[**]	[**]	[**]
April 2003	[**]		[**]	[**]	[**]	[**]	[**]
May 2003	[**]		[**]	[**]	[**]	[**]	[**]
June 2003	[**]		[**]	[**]	[**]	[**]	[**]
July 2003	[**]		[**]	[**]	[**]	[**]	[**]
August 2003	[**]		[**]	[**]	[**]	[**]	[**]
September 2003	[**]		[**]	[**]	[**]	[**]	[**]
October 2003	[**]	[**]	[**]	[**]	[**]	[**]	[**]
November 2003	[**]	[**]	[**]	[**]	[**]	[**]	[**]
December 2003	[**]	[**]	[**]	[**]	[**]	[**]	[**]
January 2004	[**]	[**]	[**]	[**]	[**]	[**]	[**]
February 2004	[**]	[**]	[**]	[**]	[**]	[**]	[**]
March 2004	[**]	[**]	[**]	[**]	[**]	[**]	[**]
April 2004	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]

Appendix B

Project	[**]
6772	[**]
7474	[**]
16408	[**]

Total Capital Cost	[**]

Terminal value (10%)	[**]
Amount to be depreciated	[**]
USA/Canada share ([**]%)	[**]

Annual accelerated depreciation over 7 years for USA/Canada:	[**]

Period	Debit to the P&L because of accelerated depreciation	Credit to the variance account due to depreciation included in standard cost
Q3 2002	[**]	[**]
Q4 2002	[**]	[**]
Q1 2003	[**]	[**]
Q2 2003	[**]	[**]
Q3 2003	[**]	[**]
Q4 2003	[**]	[**]
Q1 2004	[**]	[**]
Q2 2004	[**]	[**]
Q3 2004	[**]	[**]
Q4 2004	[**]	[**]
Q1 2005	[**]	[**]
Q2 2005	[**]	[**]
Q3 2005	[**]	[**]
Q4 2005	[**]	[**]
Q1 2006	[**]	[**]
Q2 2006	[**]	[**]
Q3 2006	[**]	[**]
Q4 2006	[**]	[**]
Q1 2007	[**]	[**]
Q2 2007	[**]	[**]
Q3 2007	[**]	[**]
Q4 2007	[**]	[**]
Q1 2008	[**]	[**]
Q2 2008	[**]	[**]
Q3 2008	[**]	[**]
Q4 2008	[**]	[**]
Q1 2009	[**]	[**]
Q2 2009	[**]	[**]
Q3 2009	[**]	[**]
Q4 2009	[**]	[**]
Q1 2010	[**]	[**]
Q2 2010	[**]	[**]
Q3 2010	[**]	[**]
etc.		[**]

Instructions for Variance and Revaluation Expense Calculation

Input source data only in green highlighted cells.

Standard Cost per unit

Input standard cost for year variances and revaluation were created on Row 4. On Row 8 input standard cost per KG for API at Boulder. For example cumulative 2002 variances and 2002 to 2003 reval will be expensed in 2003 therefore 2003 standards are relevant.

Inventory $

Input ending inventory at appropriate year standards on Row 7 by location.

Variances and Revaluation

Add all the variances together and enter on Row 15. Enter revaluation in cells on Row 18. Row 16 contains the special arrangement for 2002. Enter depreciation of “dedicated equipment” in Boulder included in standard cost of respective year on Row 17.

Units Sold

Enter current period units sold for US, Canada and RoW in appropriate fiscal periods starting on Row 27.

Collaboration Write-offs

Enter write-offs in kit equivalents or API equivalents which belong to the collaboration in this column starting with cell D27.

Limit Quantity

This quantity is the units necessary to completely expense the variance.

Carryover Quantity

When a variance is completely expensed the remaining units should be allocated to the next years variances on a new spreadsheet. These units are shown on Input!F116. The cell will turn red to highlight the need to pass these units to the next year’s variance file. To create a new file, clear all green cells, enter new period data as above, and save file with a new name.

Additional periods

Additional periods may be added by copying rows on the Detail sheet and pasting directly below the previous period. Add a new period to the Input sheet in the Units Sold table by adding the same number of rows and entering the heading and data in the row. All the formulas will copy correctly. Add a new row to the Summary sheet and reference the appropriated cells on the Detail sheet.

Detail Sheet

The detail sheet should need no modification unless additional periods are needed.

Summary Sheet

The summary sheet adds the US and Canada expense for Boulder, Nutley and Basel. This sheet should require no modification unless additional periods are needed.

Appendix C

Trimeris Fuzeon Variance & Reval Expense Input Sheet

Note: Input source data only in green highlighted cells.

Standard Cost Per Unit	US	Can
2003 Cost [$]	[**]	[**]
2004 Cost [$]	[**]	[**]
2005 Cost [$]
2006 Cost [$]

	Boulder	Nutley	Basel	Total
Inventory YE 2002 @ 2003 Std [$ (000)]	[**]	[**]	[**]	[**]
Std Cost per unit [$]	[**]	[**]	[**]

Equivalent Finished Units	[**]	[**]	[**]	[**]

Total Variances and Revaluation	Boulder	Nutley	Basel	Total
Variances	[**]	[**]	[**]	[**]
Variances covered by 2002 Special	[**]	[**]	[**]	[**]
Dedicated Depreciation “credit”	[**]	[**]	[**]	[**]
Revaluation 2002 -> 2003	[**]	[**]	[**]	[**]

Variance and Revaluation	[**]	[**]	[**]	[**]

Calculation of Variance per unit	Total
Variance and 2002/2003 Revaluation	[**]
Equivalent Units (Less 2002 Special)	[**]

Per Unit Variance and Revaluation	[**]

Units Sold	US	Canada	Collaboration Write-offs	RoW	Write-offs	Total
YE 2003	[**]	[**]	[**]	[**]	[**]	[**]
Q1 2004	[**]	[**]	[**]	[**]	[**]	[**]
Q2 2004	[**]	[**]	[**]	[**]	[**]	[**]
Q3 2004						[**]
Q4 2004						[**]
Q1 2005						[**]
Q2 2005						[**]
Q3 2005						[**]
Q4 2005						[**]
Q1 2006						[**]
Q2 2006						[**]
Q3 2006						[**]
Q4 2006						[**]
[**]

Total Quantity	[**]	[**]	[**]	[**]	[**]	[**]

Limit Quantity US Pkg/Row Pkg/Mfg						[**]
Carryover Quantity						[**]

Variance in red has been completely expensed. Carry the unnused quantity to a new spreadsheet and allocate next years variances,

Trimeris Fuzeon 2002 Variance and Inventory Expense Calculation

	US	Canada	Collaboration Write-offs	RoW	Write-offs	Total	P&L
YE 2003 Calculation of Expensed Variances
Units Sold					[**]	[**]
Variances & 02-> 03 Reval/Unit	[**]	[**]	[**]	[**]	[**]
Expensed Var & Rev	[**]	[**]	[**]	[**]	[**]	[**]	[**]
2002 Special variance released	[**]	[**]		[**]			[**]
Capitalized Var & 02 -> 03 Rev						[**]
Capitalized Var & 02 -> 03 Reval Carryover to next Period						[**]

Q1 2004 Calculation of Expensed Variances
Units Sold	[**]		[**]	[**]	[**]	[**]
Variances & 02-> 03 Reval/Unit	[**]	[**]	[**]	[**]	[**]
2003 -> 2004 Reval	[**]	[**]		[**]			[**]
Expensed Var & Rev	[**]	[**]	[**]	[**]	[**]	[**]	[**]
2002 Special variance released	[**]	[**]		[**]			[**]
Capitalized Var & 02 -> 03 Rev						[**]
Capitalized Var & 02 -> 03 Reval Carryover to next Period						[**]

Q2 2004 Calculation of Expensed Variances
Units Sold	[**]	[**]	[**]	[**]	[**]	[**]
Variances & 02-> 03 Reval/Unit	[**]	[**]	[**]	[**]	[**]
2003 -> 2004 Reval	[**]	[**]		[**]			[**]
Expensed Var & Rev	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Capitalized Var & 02 -> 03 Rev						[**]
Capitalized Var & 02 -> 03 Reval Carryover to next Period						[**]

Appendix D

2002 actual API manufacturing costs [USD/kg]	[**]
2003 standard API manufacturing costs [USD/kg]	[**]

2002 API variances [USD/kg]	[**]

2002 API production volume [kg]	[**]
USA/CA-factor	[**]

2002 API dedicated for USA/Canada [kg]	[**]

API per kit [kg]	[**]
Total kits manufactured out of 2002 API	[**]
Kits manufactured out of 2002 API dedicated to USA/Canada [#]	[**]
Kits sold till Q1 2004 USA and Canada [#]	[**]

=> API manufactured in 2002 and dedicated to USA/Canada had been sold at the end of Q1 2004

Total 2002 “Dedicated Depreciation” [k USD]	[**]
“Dedicated Depreciation” included in 2002 API	[**]
“Dedicated Depreciation” included in 2002 API manufactured for USA and CA [k USD]	[**]
Variances incurred to manufacture 2002 API [k USD]	[**]

Variances incurred to manufacture 2002 API dedicated to USA/Canada [k USD]	[**]

Variances incurred to manufacture 2002 API dedicated to USA/Canada [USD / kit]	[**]

Kits sold USA/CA 2003 [kits]	[**]
Kits sold USA/CA Q1 2004 [kits]	[**]

		USA	CA	ROW	Total
2002 Special variance to be released in 2003 [k USD]	[**]	[**]	[**]	[**]	[**]
2002 Special variance to be released in Q1 2004 [k USD]	[**]	[**]	[**]	[**]	[**]

[**]

Appendix C

Fuzeon Summary Variance & Revaluation Expense

[’000 USD]	US	Can	Col Write-offs	Total US Can	Row	Write-offs	Total
Total 2003	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Q1 2004	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Q2 2004	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006

Total	[**]	[**]	[**]	[**]	[**]	[**]	[**]

Appendix E

Trimeris Fuzeon Variance & Reval Expense Input Sheet

Note: Input source data only in green highlighted cells.

Standard Cost Per Unit	US	Can
2003 Cost [$]	[**]	[**]
2004 Cost [$]	[**]	[**]
2005 Cost [$]
2006 Cost [$]

	Boulder	Nutley	Basel	Total
Inventory YE 2002 @ 2003 Std [$ (000)]	[**]	[**]	[**]	[**]
Std Cost per unit [$]	[**]	[**]	[**]

Equivalent Finished Units	[**]	[**]	[**]	[**]

Total Variances and Revaluation	Boulder	Nutley	Basel	Total
Variances	[**]	[**]	[**]	[**]
Variances covered by 2002 Special	[**]	[**]	[**]	[**]
Dedicated Depreciation “credit”	[**]	[**]	[**]	[**]
Revaluation 2002 -> 2003	[**]	[**]	[**]	[**]

Variance and Revaluation	[**]	[**]	[**]	[**]

Calculation of Variance per unit	Total
Variance and 2002/2003 Revaluation	[**]
Equivalent Units (Less 2002 Special)	[**]

Per Unit Variance and Revaluation	[**]

Units Sold	US	Canada	Collaboration Write-offs	RoW	Write-offs	Total
YE 2003	[**]	[**]	[**]	[**]	[**]	[**]
Q1 2004	[**]	[**]	[**]	[**]	[**]	[**]
Q2 2004	[**]	[**]	[**]	[**]	[**]	[**]
Q3 2004						[**]
Q4 2004						[**]
Q1 2005						[**]
Q2 2005						[**]
Q3 2005						[**]
Q4 2005						[**]
Q1 2006						[**]
Q2 2006						[**]
Q3 2006						[**]
Q4 2006						[**]
[**]

Total Quantity	[**]	[**]	[**]	[**]	[**]	[**]

Limit Quantity US Pkg/Row Pkg/Mfg						[**]
Carryover Quantity						[**]

Variance in red has been completely expensed. Carry the unused quantity to a new spreadsheet and allocate next years variances,

Trimeris Fuzeon 2002 Variance and Inventory Expense Calculation

	US	Canada	Collaboration Write-offs	RoW	Write-offs	Total	P&L
YE 2003 Calculation of Expensed Variances
Units Sold					[**]	[**]
Variances & 02-> 03 Reval/Unit	[**]	[**]	[**]	[**]	[**]
Expensed Var & Rev	[**]	[**]	[**]	[**]	[**]	[**]	[**]
2002 Special variance released	[**]	[**]	[**]	[**]			[**]
Capitalized Var & 02 -> 03 Rev						[**]
Capitalized Var & 02 -> 03 Reval Carryover to next Period						[**]

Q1 2004 Calculation of Expensed Variances
Units Sold	[**]		[**]	[**]	[**]	[**]
Variances & 02-> 03 Reval/Unit	[**]	[**]	[**]	[**]	[**]
2003 -> 2004 Reval	[**]	[**]		[**]			[**]
Expensed Var & Rev	[**]	[**]	[**]	[**]	[**]	[**]	[**]
2002 Special variance released	[**]	[**]		[**]			[**]
Capitalized Var & 02 -> 03 Rev						[**]
Capitalized Var & 02 -> 03 Reval Carryover to next Period						[**]

Q2 2004 Calculation of Expensed Variances
Units Sold	[**]	[**]	[**]	[**]	[**]	[**]
Variances & 02-> 03 Reval/Unit	[**]	[**]	[**]	[**]	[**]
2003 -> 2004 Reval	[**]	[**]		[**]			[**]
Expensed Var & Rev	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Capitalized Var & 02 -> 03 Rev						[**]
Capitalized Var & 02 -> 03 Reval Carryover to next Period						[**]

Fuzeon Summary Variance & Revaluation Expense

[’000 USD]	US	Can	Col Write-offs	Total US Can	Row	Write-offs	Total
Total 2003	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Q1 2004	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Q2 2004	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006

Total	[**]	[**]	[**]	[**]	[**]	[**]	[**]

“T 20” Roche / Trimeris Q2 - 2004 US $ (K)

		Roche Nutley	Trimeris	Roche Global 1	HIV Franchise	Roche Canada	TOTAL
	Adjusted Gross Sales	[**]				[**]	[**]
	Returns Reserve	[**]					[**]
	Chrgbk Reserve	[**]					[**]
	Net Sales	[**]				[**]	[**]

	Cost of Goods Sold	[**]				[**]	[**]
	Production Variances	[**]				[**]	[**]
	Delta Depreciation	[**]				[**]	[**]
	Write-offs belonging to collaboration	[**]				[**]	[**]

	Gross Profit / (Loss)	[**]				[**]	[**]

Marketing and Promotion Expenses

	Field Force	[**]	[**]	[**]	[**]	[**]	[**]
	Marketing Headcount	[**]	[**]	[**]	[**]	[**]	[**]

(A)	Total HC	[**]	[**]	[**]	[**]	[**]	[**]

	Congresses	[**]	[**]			[**]	[**]
	Public Relation	[**]	[**]				[**]
	Promotion	[**]	[**]			[**]	[**]
	Clinical trials / Marketing Studies	[**]	[**]			[**]	[**]
	Professional Programs / Publication	[**]	[**]				[**]
	Market Research & Product Support	[**]	[**]			[**]	[**]
	Other Marketing Costs	[**]	[**]			[**]	[**]

(B)	Product Promotion	[**]	[**]	[**]	[**]	[**]	[**]

(A)+(B)	Direct Product Marketing Costs	[**]	[**]	[**]	[**]	[**]	[**]

	Marketing Support	[**]	[**]	[**]	[**]	[**]	[**]
	Security	[**]					—
	Distribution	[**]				[**]	[**]
	G&A	[**]	[**]	[**]	[**]	[**]	[**]
	Pre Launch Inventory carrying costs	[**]				[**]	[**]
	6 mt/year sunk costs	[**]				[**]	[**]
	Termination NMT contract	[**]				[**]	[**]

	Infrastructure Costs% of D.P.M.C.	[**]	[**]	[**]	[**]	[**]	[**]

	Total (DPMC+Infrastructure Costs)	[**]	[**]	[**]	[**]	[**]	[**]

	(Profit)Loss before tax	[**]	[**]	[**]	[**]	[**]	[**]

	Marketing Headcount	FTE	FTE Rate (US $ K)				[**]

	Roche Global FTEs	[**]	[**]	[**]			[**]

	Nutley G&A	[**]	[**]	[**]

MKTG CAP	mio
AGS	[**]
X 40%	[**]
2003 Mktg Exp =	[**]
Balance for 2004	[**]
[**] YTD Mktg 2004	[**]
Balance	[**]

1	Roche Global share ([**]% of Roche total as agreed upon)

Fuzeon COGS & Volumes Report

Q1 2004

Boulder

	Current Quarter			Year to Date
[rounded ‘000 USD]	Actual	Budget	Fav/(Unfav)	Actual	Budget	Fav/(Unfav)
Standard Cost Variances
Direct Labor Variance	[**]		[**]	[**]		[**]
Material Variance	[**]		[**]	[**]		[**]
Volume Variance	[**]		[**]	[**]		[**]
Overhead Spending Variance	[**]		[**]	[**]		[**]
Rework	[**]		[**]	[**]		[**]
Purchase Price Variance	[**]		[**]	[**]		[**]
Inventory Write-offs	[**]		[**]	[**]		[**]
Loss on Rejected Materials	[**]		[**]	[**]		[**]
Cycle Count Adjustments	[**]		[**]	[**]		[**]
Other				[**]		[**]

Total Variances	[**]	[**]	[**]	[**]	[**]	[**]

Fuzeon Volume Variance Report

YE 2002

round (‘000 USD)

Number	Area	Budgeted Credit	Actual Credit @ Std.	Variance	Remark
1	Purification - Boulder	[**]	[**]	[**]	Only [**] batches manufactured resulting in [**] kg instead of budgeted [**] kg
2	Solid and Solution Phase - Boulder	[**]	[**]	[**]	Later start of commercial production and less production than planned

[**]

Fuzeon Overhead Variance Report

YE 2002

round (‘000 USD)

No	Site	Area	Budgeted Spending Allocated to Fuzeon	Actual Spending Allocated to Fuzeon	Variance	Remark
40	Boulder	QC/QA	[**]	[**]	[**]	More samples to be analyzed per batch than anticipated
41	Boulder	Depreciation	[**]	[**]	[**]	Later than planned start of production
42	Boulder	Energy	[**]	[**]	[**]	Planned energy consumption much too low
43	Boulder	Production management and planning	[**]	[**]	[**]	Extended coverage of manufacturing technical support due to early production problems
44	Boulder	Warehouse & Procurement	[**]	[**]	[**]	Increased use of solvents than planned
45	Boulder	Waste Disposal	[**]	[**]	[**]	Lower than planned production volume
46	Boulder	Workshop	[**]	[**]	[**]	Later than planned start of production
47	Boulder	SCC II (*)	[**]	[**]	[**]	More than planned headcount needed and SCC II is allocated proportionally to headcount
48	Boulder	Buildings	[**]	[**]	[**]
	Nutley		[**]	[**]	[**]
	Basel		[**]	[**]	[**]

[**]

SCC II (*):	HR, IT, Engeneering; EH&S etc.

Fuzeon Labor Variance Calculation

YE 2002

round (‘000 USD)

Number	Description	Budgeted Labor	Actual Labor	Variance
3	Solid and Solution Phase - Boulder	[**]	[**]	[**]
4	Purification Phase - Boulder	[**]	[**]	[**]

[**]

Fuzeon Material Variance Calculation

YE 2002

round (‘000 USD)

Number	Site	Description	Budgeted Material Usage	Actual Material Usage	Variance Amount
20	Boulder	Yield - Step 5		[**]	[**]
21	Boulder	Yield - Step 6		[**]	[**]
22	Boulder	Yield - Step 4		[**]	[**]
23	Boulder	Yield - Step 2		[**]	[**]
24	Boulder	Yield - Step 7		[**]	[**]
25	Boulder	Yield - Step 9		[**]	[**]
26	Boulder	Yield - Step 11a		[**]	[**]
27	Boulder	Yield - Step 11b		[**]	[**]
28	Boulder	Yield - T20 Pure		[**]	[**]
29	Boulder	Usage - Step 5	[**]	[**]	[**]
30	Boulder	Usage - Step 6	[**]	[**]	[**]
31	Boulder	Usage - Step 4	[**]	[**]	[**]
32	Boulder	Usage - Step 2	[**]	[**]	[**]
33	Boulder	Usage - Step 7	[**]	[**]	[**]
34	Boulder	Usage - Step 9	[**]	[**]	[**]
35	Boulder	Usage - Step 11a	[**]	[**]	[**]
36	Boulder	Usage - Step 11b	[**]	[**]	[**]
37	Boulder	Usage - T20 Pure	[**]	[**]	[**]
38	Basel	API Usage	[**]	[**]	[**]
39	Basel	Other Material Usage	[**]	[**]	[**]

[**]

Fuzeon Purchase Price Variance Calculation

YE 2002

round (‘000 USD)

Number	Description	PPV
6	FMOC’s	[**]
7	H-L-LEUCINE-2-CHLOROTRITYL RESIN TOLL	[**]
8	H-L-TRYPTOPHAN(BOC)-2CLTRITYL RESIN TOLL	[**]
9	DIMETHYLFORMAMIDE (DMF) (BULK	[**]
10	TRIFLUOROACETIC ACID	[**]
11	H-L-LEUCINE-2-CHLOROTRITYL RESIN	[**]
12	HBTU	[**]
13	Customs Duties on T-20 Raw Materials	[**]
14	Others	[**]

[**]

System splits duties from purchase price on actual basis, standards are prepared inclusive of duties

Fuzeon Production Volumes

YE 2002

rounded

	Current Quarter			Year to Date
	Actual Units	Budget Units	Fav/ (Unfav)	Actual Units	Budget Units	Fav/ (Unfav)
API-Active [kg]	[**]	[**]	[**]	[**]	[**]	[**]

Pharmacia [‘000 vials]	[**]	[**]	[**]	[**]	[**]	[**]
Basel - unlabeled [‘000 vials]	[**]	[**]	[**]	[**]	[**]	[**]
Basel - labeled for CAN [‘000 vials]	[**]	[**]		[**]	[**]
Mannheim [‘000 vials]	[**]	[**]	[**]	[**]	[**]	[**]

Packaging for USA [kits]	[**]	[**]		[**]	[**]	[**]
Packaging for CAN [kits]	[**]	[**]	[**]	[**]	[**]	[**]

Fuzeon Inventory (#)

For the year 2002

rounded (‘000 $)

$ value of inventory
	March 31	June 30	Sept 30	Dec 31
In Transit			[**]
[**]
Raw Materials			[**]
[**]
Intermediates (##)			[**]
[**]
Work in Process (###)			[**]
[**]
Finished Goods			[**]

Total Inventory			[**]

This number includes [**] k$ inventory at Chemicals Mannheim related to Fuzeon

Units on hand
	March 31	June 30	Sept 30	Dec 31
API-Active [kg]			[**]
[**]
Pharmacia [‘000 vials]			[**]
Basel - unlabeled [‘000 vials]			[**]
Basel - labeled for CAN [‘000 vials]			[**]
Mannheim [‘000 vials]			[**]
[**]
Packaging for USA [kits]			[**]
Packaging for CAN [kits]			[**]

(#): Inventories located at:	All API manufacturing sites (Boulder, Chemicals Mannheim)
All galenical manufacturing sites (Basel, Nutley)
S&D for USA (Nutley)
S&D for Canada (Toronto)

(##): Includes all physical inventory between raw materials and finished kits

(###): Includes estimate of currently value of running production orders within Roche

Fuzeon 2004 Standard Unit Cost Report

	[USD/kit]		% of Total
USA
Raw Materials (API)		[**]		[**]
Direct Labor (API – Boulder)		[**]		[**]
Overhead (API – Boulder)		[**]		[**]

Subtotal - API (Boulder)	[**]		[**]
Lyophilization (Pharmacia)	[**]		[**]
Packaging Supplies & Materials		[**]		[**]
Direct Labor (Nutley)		[**]		[**]
Overhead (Nutley)		[**]		[**]

Subtotal - Packaging (Nutley)	[**]		[**]

Total	[**]		[**]

	[USD/kit]		% of Total
Canada
Raw Materials (API)		[**]		[**]
Direct Labor (API – Boulder)		[**]		[**]
Overhead (API – Boulder)		[**]		[**]

Subtotal - API (Boulder)	[**]		[**]
Packaging Supplies & Materials		[**]		[**]
Direct Labor (Basel)		[**]		[**]
Overhead (Basel)		[**]		[**]

Subtotal - Galenics (Basel)	[**]		[**]
Outside Contractor (final packaging)	[**]		[**]

Total	[**]		[**]

Fuzeon Non-Standard Production Report

YE 2002

Boulder

[rounded ‘000 USD]	Year to Date			Commentary/explanations on items more than $200k
	Actual	Budget	Fav/ (Unfav)
Standard Cost Variances
Direct Labor Variance	[**]	[**]	[**]	[**]
Material Variance	[**]	[**]	[**]	[**]
Volume Variance	[**]	[**]	[**]	[**]
Overhead Spending Variance	[**]	[**]	[**]	[**]
Rework	[**]	[**]	[**]
Purchase Price Variance	[**]	[**]	[**]	[**]
Inventory Write-offs	[**]	[**]	[**]
Loss on Rejected Materials	[**]	[**]	[**]
Cycle Count Adjustments	[**]	[**]	[**]
Other	[**]	[**]	[**]	[**]

Total Variances	[**]	[**]	[**]

Nutley

[rounded ‘000 USD]	Year to Date			Commentary/explanations on items more than $200k
	Actual	Budget	Fav/(Unfav)
Standard Cost Variances
Direct Labor Variance	[**]	[**]	[**]
Material Variance	[**]	[**]	[**]
Volume Variance	[**]	[**]	[**]
Overhead Spending Variance	[**]	[**]	[**]
Rework	[**]	[**]	[**]
Purchase Price Variance	[**]	[**]	[**]
Inventory Write-offs	[**]	[**]	[**]
Loss on Rejected Materials	[**]	[**]	[**]
Cycle Count Adjustments	[**]	[**]	[**]
Other	[**]	[**]	[**]

Total Variances	[**]	[**]	[**]

Basel
[rounded ‘000 USD]	Year to Date			Commentary/explanations on items more than $200k
	Actual	Budget	Fav/(Unfav)
Standard Cost Variances
Direct Labor Variance	[**]	[**]	[**]
Material Variance	[**]	[**]	[**]	[**]
Volume Variance	[**]	[**]	[**]
Overhead Spending Variance	[**]	[**]	[**]
Rework	[**]	[**]	[**]
Purchase Price Variance	[**]	[**]	[**]
Inventory Write-offs	[**]	[**]	[**]
Loss on Rejected Materials	[**]	[**]	[**]
Cycle Count Adjustments	[**]	[**]	[**]
Other	[**]	[**]	[**]

Total Variances	[**]	[**]	[**]

Fuzeon Volume Variance Report

YE 2002

round (‘000 USD)

Number	Area	Budgeted Credit	Actual Credit @ Std.	Variance	Remark
1	Purification - Boulder	[**]	[**]	[**]	Only [**] batches manufactured resulting in [**] kg instead of budgeted [**] kg
2	Solid and Solution Phase - Boulder	[**]	[**]	[**]	Later start of commercial production and less production than planned

[**]

Fuzeon Overhead Variance Report

YE 2002

round (‘000 USD)

No	Site	Area	Budgeted Spending Allocated to Fuzeon	Actual Spending Allocated to Fuzeon	Variance	Remark
40	Boulder	QC/QA	[**]	[**]	[**]	More samples to be analyzed per batch than anticipated
41	Boulder	Depreciation	[**]	[**]	[**]	Later than planned start of production
42	Boulder	Energy	[**]	[**]	[**]	Planned energy consumption much too low
43	Boulder	Production management and planning	[**]	[**]	[**]	Extended coverage of manufacturing technical support due to early production problems
44	Boulder	Warehouse & Procurement	[**]	[**]	[**]	Increased use of solvents than planned
45	Boulder	Waste Disposal	[**]	[**]	[**]	Lower than planned production volume
46	Boulder	Workshop	[**]	[**]	[**]	Later than planned start of production
47	Boulder	SCC II (*)	[**]	[**]	[**]	More than planned headcount needed and SCC II is allocated proportionally to headcount
48	Boulder	Buildings	[**]	[**]	[**]
	Nutley		[**]	[**]	[**]
	Basel		[**]	[**]	[**]

[**]

SCC II (*):		HR, IT, Engeneering; EH&S etc.

Fuzeon Labor Variance Calculation

YE 2002

round (‘000 USD)

Number	Description	Budgeted Labor	Actual Labor	Variance
3	Solid and Solution Phase - Boulder	[**]	[**]	[**]
4	Purification Phase - Boulder	[**]	[**]	[**]

[**]

Fuzeon Material Variance Calculation

YE 2002

round (‘000 USD)

Number	Site	Description	Budgeted Material Usage	Actual Material Usage	Variance Amount
20	Boulder	Yield - Step 5		[**]	[**]
21	Boulder	Yield - Step 6		[**]	[**]
22	Boulder	Yield - Step 4		[**]	[**]
23	Boulder	Yield - Step 2		[**]	[**]
24	Boulder	Yield - Step 7		[**]	[**]
25	Boulder	Yield - Step 9		[**]	[**]
26	Boulder	Yield - Step 11a		[**]	[**]
27	Boulder	Yield - Step 11b		[**]	[**]
28	Boulder	Yield - T20 Pure		[**]	[**]
29	Boulder	Usage - Step 5	[**]	[**]	[**]
30	Boulder	Usage - Step 6	[**]	[**]	[**]
31	Boulder	Usage - Step 4	[**]	[**]	[**]
32	Boulder	Usage - Step 2	[**]	[**]	[**]
33	Boulder	Usage - Step 7	[**]	[**]	[**]
34	Boulder	Usage - Step 9	[**]	[**]	[**]
35	Boulder	Usage - Step 11a	[**]	[**]	[**]
36	Boulder	Usage - Step 11b	[**]	[**]	[**]
37	Boulder	Usage - T20 Pure	[**]	[**]	[**]
38	Basel	API Usage	[**]	[**]	[**]
39	Basel	Other Material Usage	[**]	[**]	[**]

[**]

Fuzeon Purchase Price Variance Calculation

YE 2002

round (‘000 USD)

Number	Description	PPV
6	FMOC’s	[**]
7	H-L-LEUCINE-2-CHLOROTRITYL RESIN TOLL	[**]
8	H-L-TRYPTOPHAN(BOC)-2CLTRITYL RESIN TOLL	[**]
9	DIMETHYLFORMAMIDE (DMF) (BULK	[**]
10	TRIFLUOROACETIC ACID	[**]
11	H-L-LEUCINE-2-CHLOROTRITYL RESIN	[**]
12	HBTU	[**]
13	Customs Duties on T-20 Raw Materials	[**]
14	Others	[**]

[**]

System splits duties from purchase price on actual basis, standards are prepared inclusive of duties

Inventory Revalution - Fuzeon

Inventory Counts as of December 31, 2002

Description	Location	Units on Hand 31-Dec-2002	Unit	31-Dec-2002 Std Cost	1-Jan-2003 Std Cost	Difference	Revaluation [‘000 USD]
FUZEON 90MG 60’S Convenience Kit	USA	[**]	EA		[**]	[**]	[**]
FUZ VILY 90MG/0 60 CA	Canada	[**]	EA		[**]	[**]	[**]
FUZ VILY 90MG/0 60 CA	Basel	[**]	EA		[**]	[**]	[**]

FUZEON 90mg VIAL 30’S (PHARMACIA)	USA	[**]	EA		[**]	[**]	[**]
FUZ VILY 90MG/0 60 CA	Basel	[**]	EA		[**]	[**]	[**]
FUZ VIALS 90MG TYP BB	Basel	[**]	EA	[**]	[**]	[**]	[**]

ENFUVIRTIDE	Boulder	[**]	KG	[**]	[**]	[**]	[**]
ENFUVIRTIDE	Nutley	[**]	KG	[**]	[**]	[**]	[**]
ENFUVIRTIDE	Basel	[**]	KG	[**]	[**]	[**]	[**]

FMOC-AA27-35-OH, T-20 STEP 2	Boulder	[**]	KG			[**]	[**]
FMOC-AA17-26-OH, T-20 STEP 4	Boulder	[**]	KG			[**]	[**]
AC-AA1-16-OH, T-20 STEP 6	Boulder	[**]	KG			[**]	[**]
H-AA27-36-NH2, T-20 STEP 7	Boulder	[**]	KG			[**]	[**]
H-AA17-36-NH2, T-20 STEP 9	Boulder	[**]	KG			[**]	[**]
T-20 CARBAMATE, STEP 11A	Boulder	[**]	KG			[**]	[**]
T-20 CRUDE, STEP 11B	Boulder	[**]	KG			[**]	[**]
FMOC-L-THR(OTBU)-OH	Boulder	[**]	G			[**]	[**]
FMOC-L-SER(OTBU)-OH	Boulder	[**]	G			[**]	[**]
FMOC-L-GLN(TRT)-OH	Boulder	[**]	G			[**]	[**]
FMOC-L-HIS(TRT)-OH	Boulder	[**]	G			[**]	[**]
FMOC-L-LEU-OH	Boulder	[**]	G			[**]	[**]
FMOC-L-GLU(OTBU)-OH	Boulder	[**]	G			[**]	[**]
FMOC-L-ASN(TRT)-OH	Boulder	[**]	G			[**]	[**]
FMOC-L-TRP(BOC)-OH	Boulder	[**]	G			[**]	[**]
FMOC-L-TYR(OTBU)-OH	Boulder	[**]	G			[**]	[**]
HBTU	Boulder	[**]	KG			[**]	[**]

SYRINGE PS NMT 3ML 23G X 1”	Nutley	[**]	EA		[**]	[**]	[**]

OTHER MATERIALS	Boulder						[**]
OTHER MATERIALS	Nutley						[**]
OTHER MATERIALS	Basel						[**]
OTHER MATERIALS	Chemicals Mannheim						[**]

TOTAL 2002-2003 REVALUATION							[**]

2002-2003 Revaluation by Location

Boulder	[**]
Nutley	[**]
Canada	[**]
Basel	[**]
Chemicals Mannheim	[**]

[**]

Trimeris Fuzeon Variance & Reval Expense Input Sheet

Note: Input source data only in green highlighted cells.

Standard Cost Per Unit	US	Can
2003 Cost [$]	[**]	[**]
2004 Cost [$]	[**]	[**]
2005 Cost [$]
2006 Cost [$]

	Boulder	Nutley	Basel	Total
Inventory YE 2002 @ 2003 Std [$ (000)]	[**]	[**]	[**]	[**]

Std Cost per unit [$]	[**]	[**]	[**]

Equivalent Finished Units	[**]	[**]	[**]	[**]

Total Variances and Revaluation	Boulder	Nutley	Basel	Total
Variances	[**]	[**]	[**]	[**]
Dedicated Depreciation “credit”	[**]	[**]	[**]	[**]
Revaluation 2002 -> 2003	[**]	[**]	[**]	[**]

Variance and Revaluation	[**]	[**]	[**]	[**]

Calculation of Variance per unit	Total
Variance and 2002/2003 Revaluation	[**]
Equivalent Units (Less 2002 Special)	[**]

Per Unit Variance and Revaluation	[**]

Units Sold	US	Canada	Collaboration Write-offs	RoW	Write-offs	Total
YE 2003
Q1 2004
Q2 2004
Q3 2004						[**]
Q4 2004						[**]
Q1 2005						[**]
Q2 2005						[**]
Q3 2005						[**]
Q4 2005						[**]
Q1 2006						[**]
Q2 2006						[**]
Q3 2006						[**]
Q4 2006						[**]
[**]

Total Quantity	[**]	[**]	[**]	[**]	[**]	[**]

Limit Quantity US Pkg/Row Pkg/Mfg						[**]
Carryover Quantity						[**]

Variance in red has been completely expensed. Carry the unused quantity to a new spreadsheet and allocate next years variances,

Trimeris Fuzeon 2002 Variance and Inventory Expense Calculation

	US	Canada	Collaboration Write-offs	RoW	Write-offs	Total	P&L
YE 2003 Calculation of Expensed Variances
Units Sold					[**]	[**]
Variances & 02-> 03 Reval/Unit	[**]	[**]	[**]	[**]	[**]
Expensed Var & Rev	[**]	[**]	[**]	[**]	[**]	[**]	[**]
2002 Special variance released
Capitalized Var & 02 -> 03 Rev
Capitalized Var & 02 -> 03 Reval Carryover to next Period

Q1 2004 Calculation of Expensed Variances
Units Sold
Variances & 02-> 03 Reval/Unit	[**]	[**]	[**]	[**]	[**]
2003 -> 2004 Reval
Expensed Var & Rev
2002 Special variance released
Capitalized Var & 02 -> 03 Rev
Capitalized Var & 02 -> 03 Reval Carryover to next Period

Q2 2004 Calculation of Expensed Variances
Units Sold
Variances & 02-> 03 Reval/Unit	[**]	[**]	[**]	[**]	[**]
2003 -> 2004 Reval
Expensed Var & Rev
Capitalized Var & 02 -> 03 Rev
Capitalized Var & 02 -> 03 Reval Carryover to next Period

Fuzeon Summary Variance & Revaluation Expense

[‘000 USD]	US	Can	Col Write-offs	Total US Can	Row	Write-offs	Total
Total 2003
Q1 2004
Q2 2004
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006

Total	[**]	[**]	[**]	[**]	[**]	[**]	[**]